UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


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     Rule 14a-6(e)(2))
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[ ]  Soliciting Material Under Rule 14a-12


                             BURNHAM INVESTORS TRUST
--------------------------------------------------------------------------------
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


                                 [LOGO OMITTED]
                                    BURNHAM
                                INVESTORS TRUST

                                                                  April 19, 2005

Dear Shareholders:

We are pleased to invite you to a Special Meeting of Shareholders of Burnham Investors Trust to be held in our offices on Wednesday June 22, 2005 at 2:00 PM. At the meeting, you will be asked to vote on important proposals affecting your funds. The Board of Trustees unanimously agreed that these proposals are in the Trust's and your best interests.

I am sure, like most people, you lead a very busy life and are tempted to put this proxy aside for another day. Please do not delay in voting your proxy. When shareholders fail to return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE PROXY CARD TODAY.

After reviewing each matter carefully, your Board of Trustees unanimously recommends that you vote "FOR" each proposal.

YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN. Detailed information about each of the proposals and the reasons for them are contained in the proxy statement. Please take the time to review the materials, cast your vote on the enclosed proxy card and return the proxy card in the enclosed postage-paid envelope.

The Trust is using Alamo Direct Mail Services, Inc., a professional proxy solicitation firm, to assist shareholders in the voting process. If you have any questions regarding the proposals or need assistance in completing your proxy card, please contact our proxy solicitor, toll-free, at 1-866-204-6490.

We thank you for your time in considering these important proposals and for your continuing investment and support of Burnham Investors Trust.

Sincerely,

/s/ Jon M. Burnham

Jon M. Burnham
PRESIDENT AND CHIEF EXECUTIVE OFFICER

                             BURNHAM INVESTORS TRUST

                                  BURNHAM FUND
                         BURNHAM FINANCIAL SERVICES FUND
                        BURNHAM FINANCIAL INDUSTRIES FUND
                            BURNHAM MONEY MARKET FUND
                    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
                (each "your fund" and collectively, the "funds")

                     1325 AVENUE OF THE AMERICAS, 26TH FLOOR
                            NEW YORK, NEW YORK 10019


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           SCHEDULED FOR JUNE 22, 2005



         This is the formal agenda for your fund's special shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

TO THE SHAREHOLDERS OF THE FUNDS:

         A special meeting of shareholders of your fund will be held at the offices of Burnham Asset Management Corp., 1325 Avenue of the Americas, 26th Floor, New York, New York 10019 on June 22, 2005 at 2:00 p.m., Eastern time, to consider the following:

     1. A proposal to elect the nominees for Trustee of your fund, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. (FOR EACH FUND.)

     2. A proposal to approve a policy allowing the Board of Trustees of your fund and Burnham Asset Management Corp. to appoint or terminate subadvisers and to approve amendments to subadvisory agreements without shareholder approval. (FOR EACH FUND OTHER THAN BURNHAM FINANCIAL INDUSTRIES FUND.)

     3. A proposal to amend the Agreement and Declaration of Trust to allow the Board of Trustees, if permitted by applicable federal law, to authorize fund mergers without shareholder approval. (FOR EACH FUND.)

     4. A proposal to ratify the selection of PricewaterhouseCoopers LLP as your fund's independent registered public accounting firm for the fund's current fiscal year. (FOR EACH FUND.)

     5. To consider any other business that may properly come before the meeting.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL NOS. 1, 2, 3 AND 4.

         Shareholders of record as of the close of business on April 8, 2005 are entitled to vote at the meeting and any adjournments thereof.

                                              By Order of the Board of Trustees,

                                              Michael E. Barna, SECRETARY
New York, New York
April 19, 2005


                           ---------------------------

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND
                           RETURN THE ENCLOSED PROXY.

                             BURNHAM INVESTORS TRUST

                                  BURNHAM FUND
                         BURNHAM FINANCIAL SERVICES FUND
                        BURNHAM FINANCIAL INDUSTRIES FUND
                            BURNHAM MONEY MARKET FUND
                    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
   (each a series of Burnham Investors Trust, each referred to as "your fund"
                        and collectively as the "funds")

                     1325 AVENUE OF THE AMERICAS, 26TH FLOOR
                            NEW YORK, NEW YORK 10019


                         SPECIAL MEETING OF SHAREHOLDERS

         This proxy statement contains the information you should know before voting on the proposals summarized below.

         YOUR FUND WILL FURNISH WITHOUT CHARGE A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS WHO WANT TO OBTAIN A COPY OF THEIR FUND'S REPORTS SHOULD DIRECT ALL WRITTEN REQUESTS TO THE ATTENTION OF THE FUND, AT THE ADDRESS LISTED ABOVE OR CALL 1-800-874-3863 OR VISIT THE FUND'S WEBSITE AT WWW.BURNHAMFUNDS.COM.

                                  INTRODUCTION


         This proxy statement is being used by the Board of Trustees of Burnham Investors Trust, a Delaware statutory trust (the "Trust"), to solicit proxies to be voted at the special meeting of shareholders of your fund. This meeting will be held at the offices of Burnham Asset Management Corp., 1325 Avenue of the Americas, 26th Floor, New York, New York 10019, at 2:00 p.m., Eastern time, on June 22, 2005, and at any adjournments of the meeting to a later date, for the purposes as set forth in the accompanying notice of special meeting of shareholders.


         This proxy statement and the enclosed proxy card are being mailed to shareholders on or about April 19, 2005. The annual and semiannual reports for your fund for its most recently completed fiscal year and semiannual period were previously mailed to shareholders.

                             WHO IS ELIGIBLE TO VOTE

         Shareholders of record of each fund as of the close of business on April 8, 2005 (the "record date") are entitled to vote on all of their fund's business at the special shareholder meeting and any adjournments thereof. Each such shareholder is entitled to one vote for each dollar of net asset value on that date. Shares represented by properly given proxies and received by the secretary of the funds prior to the meeting, unless revoked before or at the meeting, will be voted according to the shareholder's instructions. If you sign a proxy but do not fill in a vote, your shares will be voted in favor of each of the nominees for Trustee and each of the other proposals applicable to your fund. If any other business comes before the special shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

         The following table summarizes the proposals applicable to each class of shares of each fund:


   PROPOSAL #                     PROPOSAL DESCRIPTION                                          APPLICABLE FUNDS
   ----------                     --------------------                                          ----------------

       1.         A proposal to elect the nominees for Trustee of your fund, as                       All
                  named in this proxy statement, to serve on the Board of
                  Trustees until their successors have been duly elected and qualified.

       2.         A proposal to approve a policy allowing the Board of Trustees                Each fund other than
                  of your fund and Burnham Asset Management Corp. to appoint or                 Burnham Financial
                  terminate subadvisers and to approve amendments to subadvisory                 Industries Fund
                  agreements without shareholder approval.

       3.         A proposal to amend the Agreement and Declaration of Trust to                       All
                  allow the Board of Trustees, if permitted by applicable
                  federal law, to authorize fund mergers without shareholder approval.

       4.         A proposal to ratify the selection of PricewaterhouseCoopers                        All
                  LLP as your fund's independent registered public
                  accounting firm for the fund's current fiscal year.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

                                   (EACH FUND)

         The purpose of this proposal is to elect a Board of Trustees of the Trust. All of the nominees for election to the Board currently serve as trustees and have served in that capacity continuously since originally elected or appointed. Each nominee will be elected to hold office until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the Trust's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as trustees of the Trust.

         The following table sets forth each incumbent trustee's position(s) with the Trust, his or her age, principal occupation and employment during the past five years and any other directorships held. Trustees who are interested persons of the Trust within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), are referred to as "Interested Trustees." Trustees who are not interested persons of the Trust are referred to as "Independent Trustees." Unless otherwise indicated, the address of each Trustee for purposes of Trust business is c/o Burnham Investors Trust, 1325 Avenue of the Americas, 26th Floor, New York, New York 10019.

         Two of the trustees, Messrs. Jon M. Burnham and George Stark, are Interested Trustees. This category is generally defined as including any person who is an officer, director, or employee of Burnham Asset Management Corp. (the "Adviser") or Burnham Securities, Inc. (together with the Adviser, the "Burnham Companies"), as well as anyone who - individually or otherwise - owns, controls, or has voting power over 5% or more of the securities of the Burnham Companies or of any of the funds. Federal regulations currently require that Interested Trustees make up no more than 50% of any board of trustees of a mutual fund. In January 2006, federal regulations will currently require that Independent Trustees comprise at least 75% of any board of trustees of a mutual fund.

         The Trust's Board of Trustees currently consists of 75% Independent Trustees.

         Although the Trust was formed in 1998, the dates of service shown below include any time spent as trustee of the Trust's predecessor organization, Burnham Fund, Inc., which was formed in June of 1975.


                           POSITION(S) HELD WITH
  NAME AND                  THE TRUST AND LENGTH     PRINCIPAL OCCUPATION(S)
    AGE                        OF TIME SERVED        DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS HELD
 -----------               ----------------------    -----------------------        ------------------------
INDEPENDENT
TRUSTEES

Lawrence N. Brandt          Trustee since 1991.     President of Lawrence N.       Director, Lawrence N. Brandt,
(77)                                                Brandt, Inc.                   Inc. (real estate development).
                                                    (real estate development).

Joyce E. Heinzerling        Trustee since 2004.     General Counsel, Archery       None.
(49)                                                Capital (since 2000);
                                                    Counsel, Shearman & Sterling
                                                    LLP (1994 to 2000).

David L. Landsittel         Trustee since 2004.     Certified Public Accountant;   Director, American Express Bank
(65)                                                Independent consultant on      Ltd.; Chair and Director, CPA
                                                    auditing matters (self         Endowment Fund of Illinois (May
                                                    proprietor) (1997 to           2003 to May 2005) (not-for-profit
                                                    present).                      organization).

John C. McDonald (69)       Trustee since 1989.     President of MBX Inc.          Director, Axel Johnson Inc.
                                                    (telecommunications).          (financial services).

Donald B. Romans (74)       Trustee since 1975.     President of Romans and        Trustee, Phoenix Funds.
                                                    Company (private investment,
                                                    financial consulting).
Robert F. Shapiro (71)      Trustee since 1989.     Vice Chairman and Partner of   None.
                                                    Klingenstein, Fields & Co.,
                                                    L.L.C. (investment
                                                    management).


INTERESTED TRUSTEES
Jon M. Burnham              Chairman, President,    Chairman, Chief Executive      None.
(69)                        Chief Executive         Officer and Director of
                            Officer. Trustee        Burnham Asset Management
                            since 1986.             Corp. and Burnham
                                                    Securities Inc.


George Stark                Trustee since 2002.     Senior Managing Director,      None.
(60)                                                Burnham Securities Inc.,
                                                    President, CEO of Stark
                                                    Capital Management.


         In accordance with the Trust's retirement policy for Independent Trustees, Ms. Claire B. Benenson, and Messrs. William W. Karatz and Robert S. Weinberg resigned as Trustees effective March 31, 2005 and are not standing for reelection at the special meeting of shareholders. The Board of Trustees may grant extensions of service to Independent Trustees who have reached the age of retirement. An extension of service was granted to Mr. Lawrence N. Brandt.


         The Board has an Audit Committee consisting of Mr. Shapiro, Mr. Landsittel and Mr. Romans, each an Independent Trustee. The Board of Trustees has adopted a charter for the Audit Committee, amended and restated as of November 13, 2003, as further amended, which is attached as APPENDIX A to this proxy statement. The Audit Committee reviews the scope and results of the Trust's annual audit with the Trust's independent accountants and recommends the engagement of such accountants. The Audit Committee reports that it has (1) reviewed and discussed the funds' audited financial statements with management;
(2) discussed with the independent registered public accounting firm matters relating to the quality of the funds' financial reporting; and (3) received written disclosures and an independence letter from the independent registered public accounting firm and discussed with the independent registered public accounting firm that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Annual Report for the year ended December 31, 2004 for filing with the SEC. The Audit Committee met two times during the year ended December 31, 2004.

         The Board has a Nominating Committee consisting of Ms. Heinzerling, Mr. McDonald and Mr. Shapiro, each an Independent Trustee. The Board has adopted a written charter for the Nominating Committee, which is attached as APPENDIX B to this proxy statement. The Nominating Committee held three meetings during the year ended December 31, 2004. The Nominating Committee recommends to the Independent Trustees candidates to serve as Independent Trustees. All of the Independent Trustees then evaluate any recommended candidate and determine whether to nominate the candidate for election. The Trustees who are not Independent Trustees and the officers of the Trust are nominated and selected by the Board.

         The Nominating Committee's charter provides for certain criteria to be used in evaluating candidates for Independent Trustee. In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Nominating Committee applies the following criteria: (i) the candidate must be an Independent Trustee, (ii) the candidate should have a reputation for integrity, honesty and adherence to high ethical standards, (iii) the candidate should have a commitment to understand the Trust and the responsibilities of an Independent Trustee of an investment company and the candidate should have a commitment to regularly attend and participate in meetings of the Board and the committees of which the candidate would be a member, (iv) the candidate should not have a conflict of interest that would impair the candidate's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee, and (v) the candidate should have the ability to serve a sufficient number of years before reaching the Trust's mandatory retirement age for Independent Trustees (or any extensions granted). For each candidate, the Nominating Committee evaluates specific experience in light of the makeup of the then current Board. The Nominating Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. At least one Independent Trustee should be an "audit committee financial expert," as such term is defined by the Securities and Exchange Commission (the "SEC"). The Nominating Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

         As long as an existing Independent Trustee continues, in the opinion of the Nominating Committee, to satisfy these criteria, the Trust anticipates that the Committee would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Nominating Committee will consider candidates recommended by shareholders to serve as trustee, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Trust. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Trustees. While it has not done so in the past, the Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

         Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 (the "1934 Act") to be considered by the Nominating Committee. In evaluating a nominee recommended by a shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders.


         Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee via the secretary of the Trust c/o Burnham Asset Management Corp., 1325 Avenue of the Americas, New York, New York 10019. The secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Trust. Members of the Board may, but generally do not, attend shareholder meetings.


         The Board has a Valuation Committee consisting of Mr. Romans, Mr. Shapiro and Ms. Heinzerling, each an Independent Trustee. The Valuation Committee has responsibility for fair value pricing of any securities held by the Funds as necessary. The Valuation Committee of the Trust met three times during the year ended December 31, 2004. The Board and the Valuation Committee have delegated responsibility for fair value pricing certain securities held by the Funds that, in the Board's judgment, are unlikely to have a material effect on a Fund's net asset value to the Adviser's valuation committee.

         The Trust has a Dividend Committee consisting of Mr. Burnham and Mr. Barna. The Dividend Committee has responsibility for the review and declaration of each Fund's dividends and distributions. The Dividend Committee of the Trust did not meet during the fiscal year ended December 31, 2004.

         During the year ended December 31, 2004, the Board of Trustees held six meetings. All of the current Trustees and committee members then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during the year ended December 31, 2004.

        The following table below sets forth the dollar range of equity securities beneficially owned by each Trustee of each fund individually and in the aggregate, as of April 1, 2005.

                                                                                     AGGREGATE DOLLAR RANGE OF FUND
                                                                                      SHARES IN ALL FUNDS OVERSEEN
                                                                                      WITHIN FUND FAMILY COMPANIES
                                                                                    OVERSEEN BY TRUSTEE IN FAMILY OF
   NAME OF TRUSTEE                    DOLLAR RANGE OF FUND SHARES (1)                    INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
--------------------


Lawrence N. Brandt        Burnham Fund: over $100,000                                        Over $100,000
Joyce E. Heinzerling      Burnham Financial Services Fund: $1-$10,000                        $1-$10,000
David L. Landsittel       Burnham Fund: $10,001-$50,000                                      $10,001-$50,000
                          Burnham Financial Industries Fund: $10,001-$50,000

John C. McDonald          Burnham Fund: over $100,000                                        Over $100,000
                          Burnham Financial Services Fund: over $100,000
                          Burnham Financial Industries Fund: over $100,000
                          Burnham Money Market Fund: $50,001-$100,000
Donald B. Romans          Burnham Fund: over $100,000                                        Over $100,000
                          Burnham Financial Services Fund: over $100,000
Robert F. Shapiro         Burnham Fund: $50,001-$100,000                                     Over $100,000
                          Burnham Financial Industries Fund: over $100,000

INTERESTED TRUSTEES
-------------------


Jon M. Burnham            Burnham Fund: over $100,000                                        Over $100,000
                          Burnham Financial Services Fund: $50,001-$100,000
                          Burnham Financial Industries Fund: over $100,000
                          Burnham U.S. Government Money Market Fund: over $100,000
George Stark              Burnham Fund: $50,001-$100,000                                     Over $100,000
                          Burnham Financial Services Fund: $10,001-$50,000
                          Burnham U.S. Government Money Market Fund: over $100,000


----------

(1) Securities beneficially owned as defined under the 1934 Act include direct and or indirect ownership of securities where the Trustee's economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over
$100,000.

         As of December 31, 2004, none of the Independent Trustees, or their immediate family members owned, beneficially or of record, any securities in the Burnham Companies, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Burnham Companies.

OTHER EXECUTIVE OFFICERS

         In addition to Mr. Burnham, who serves as Chairman, President and Chief Executive Officer of the Trust, the following table provides information with respect to the other executive officers of the Trust. Each executive officer is appointed by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all of the officers of the Trust is c/o Burnham Investors Trust, 1325 Avenue of the Americas, 26th Floor, New York, New York 10019.


 NAME, AGE,                                      PRINCIPAL OCCUPATION
 POSITION WITH TRUST                             DURING THE PAST 5 YEARS
 --------------------------------------------------------------------------------------------------------------

 PRINCIPAL OFFICERS
 Michael E. Barna (44)                           Executive Vice President and Assistant Secretary of Burnham
 Executive Vice President, Chief Financial       Asset Management Corp.
 Officer and Secretary

 Pat A. Colletti (46)                            First Vice President of Burnham Asset Management Corp. since
 Treasurer                                       September 2004. Prior thereto, Vice President and Director of Fund Accounting and Administration of PFPC, Inc. (April
                                                 1999 to August 2004).

 Ronald M. Geffen (53)                           Managing Director of Burnham Asset Management Corp. and
 Vice President                                  Burnham Securities Inc.

 Randolph Guggenheimer Jr. (69)                  Managing Director of Burnham Securities Inc.
 Chief Compliance Officer

 Debra B. Hyman* (44)                            Vice President and Director of Burnham Asset Management
 Executive Vice President                        Corp. and Burnham Securities Inc.

 Frank A. Passantino (40)                        First Vice President of Burnham Asset Management Corp. and
 First Vice President and Assistant Secretary    Burnham Securities Inc.


 Louis S. Rosenthal (77)                         First Vice President of Wachovia Securities Inc.
 Vice President


 George Sommerfeld (70)                          Executive Vice President of Burnham Asset Management Corp.
 Chief Legal Officer                             and Burnham Securities Inc.


----------

* Jon M. Burnham and Debra B. Hyman are father and daughter.

COMPENSATION OF TRUSTEES AND OFFICERS

         Trustees and officers affiliated with Burnham Securities Inc., the Trust's distributor, or the Adviser are not compensated by the Trust for their services.

         The Trust typically pays the Independent Trustees an annual retainer and a per meeting fee and reimburses them for their expenses associated with attendance at meetings. The aggregate amount of compensation paid to each current Independent Trustee by the Trust for the year ended December 31, 2004 was as follows:


                                                    PENSION OR RETIREMENT
                                    AGGREGATE        BENEFITS ACCRUED AS        ESTIMATED ANNUAL
        NAME OF PERSON,           COMPENSATION            PART OF                   BENEFITS           TOTAL COMPENSATION
           POSITION               FROM TRUST(1)        TRUST EXPENSES           UPON RETIREMENT        FROM FUND COMPLEX

Lawrence N. Brandt                   $11,500                 N/A                      N/A                   $11,500

Joyce E. Heinzerling                 $11,000                 N/A                      N/A                   $11,000

David L. Landsittel                  $6,500                  N/A                      N/A                   $6,500

John C. McDonald                     $13,500                 N/A                      N/A                   $13,500

Donald B. Romans                     $12,000                 N/A                      N/A                   $12,000

Robert F. Shapiro(2)                 $14,500                 N/A                      N/A                   $14,500


----------

(1) Amount does not include reimbursed expenses for attending Board meetings.
(2) Lead Independent Trustee.


         Effective January 1, 2005, the Independent Trustees have set the compensation to which they are entitled from the Trust as follows: Each Independent Trustee will be entitled to receive an annual retainer of $11,000 and a fee for attending a meeting of the Board of $1,500. In addition, the lead Independent Trustee will be entitled to receive an additional annual retainer of $5,000. Each Independent Trustee who serves as a chairperson of a committee of the Board (currently the Audit and Nominating Committees) shall be entitled to receive an additional annual retainer of $1,000, each member of the Valuation Committee will be entitled to receive an annual retainer of $1,000, and each Independent Trustee who serves on the Audit Committee or the Nominating Committee will be entitled to receive a fee for attending a meeting of such Committee equal to $800. The Independent Trustees are reimbursed by the Trust for their out-of-pocket expenses associated with serving as trustees of the Trust. The increase in the annual retainer for serving as an Independent Trustee will be phased-in two-thirds in 2005 and the remaining amount will be phased-in in 2006.


INVESTMENT ADVISER

         Burnham Asset Management Corp. (the "Adviser"), whose executive offices are located at 1325 Avenue of the Americas, 26th Floor, New York, New York 10019, serves as investment adviser to each fund.

REQUIRED VOTE

         In the election of Trustees, those eight nominees receiving the highest number of votes cast FOR such nominees at the meeting, provided a quorum is present, shall be elected.

RECOMMENDATION

         THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF YOUR FUND VOTE "FOR" EACH OF THE NOMINEES.

                                   PROPOSAL 2

     APPROVAL OF A POLICY ALLOWING BURNHAM ASSET MANAGEMENT AND THE BOARD OF TRUSTEES OF YOUR FUND TO APPOINT OR TERMINATE SUBADVISERS AND TO APPROVE
        AMENDMENTS TO SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

            (EACH FUND OTHER THAN BURNHAM FINANCIAL INDUSTRIES FUND)

SUMMARY

         The Board of Trustees approved, and recommends that shareholders of your fund approve, a policy to permit the Adviser to appoint subadvisers, to enter into subadvisory agreements and to amend or terminate existing subadvisory agreements without further shareholder approval (the "subadviser approval policy"). Any such appointment or termination would be subject to prior approval of the Board of Trustees, including a majority of the Independent Trustees.

THE SECTION 15 EXEMPTIVE ORDER

         In March, 2004, the Trust, on behalf of each of the funds, and the Adviser obtained an exemptive order from the SEC (the "exemptive order") relieving them from certain provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder in connection with the subadviser approval policy. The exemptive order applies to the funds that meet the conditions of the order. The provisions of the 1940 Act require that shareholders of a mutual fund approve a subadvisory agreement with the subadviser and material amendments to an existing subadvisory agreement. If shareholders approve this proposal, the Adviser will be authorized, subject to approval by the Board of Trustees, to evaluate, select and retain one or more subadvisers for each fund, terminate or replace any subadviser so approved or modify any subadvisory agreement with respect to any fund without obtaining further approval of the fund's shareholders. The Trustees and the Adviser would be authorized to take such actions whenever they determine that such actions will benefit a fund and its shareholders. Proposal 2 is not applicable to the Burnham Financial Industries Fund because that fund may currently rely upon the exemptive order without the need to obtain the approval of that fund's shareholders in accordance with the terms of the exemptive order.

SHAREHOLDER APPROVAL POLICY

         Burnham Asset Management has served as the investment adviser to each fund since each fund's inception. The Adviser represents that it has the experience and expertise to evaluate, select and supervise subadvisers who can add value to shareholders' investments in the funds.

PROPOSED SUBADVISER APPROVAL POLICY

         Approval of the subadviser approval policy will not affect any of the requirements under the federal securities laws that govern any of the funds, the Adviser, any proposed subadviser, or any proposed subadvisory agreement, other than the requirement to have a subadvisory agreement approved at a meeting of the fund's shareholders. The Board of Trustees, including the Independent Trustees, will continue to evaluate and approve all new subadvisory agreements between the Adviser and any subadviser as well as all changes to any subadvisory agreement. In addition, the funds and the Adviser will be subject to several conditions imposed by the SEC that are designed to ensure that the interests of each fund's shareholders are adequately protected whenever the Adviser acts under the subadviser approval policy. Furthermore, within 90 days of the adoption of or a change to a fund's subadvisory arrangements, your fund will provide you with an information statement that contains substantially the same relevant information about the subadviser, the subadvisory agreement and the subadvisory fee that the fund would be required to send to you in a proxy statement. This information statement will permit the fund's shareholders to determine if they are satisfied with the subadvisory arrangement. If not satisfied, the shareholders would be able to exchange their shares for another fund or redeem their shares. Exchanges and redemptions may be subject to transaction or distribution fees and generally are taxable transactions.

SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN ANY CHANGE - UP OR DOWN
- IN THE AMOUNT OF INVESTMENT ADVISORY FEES PAID BY YOUR FUND TO THE ADVISER.

         If your fund implements this policy, the Adviser, pursuant to its management contract with the funds, will continue, directly or through subadvisers, to provide the same level of investment advisory and management services to each fund as it has always provided. The funds will not be responsible for the payment of any subadvisory fees. Currently, the Adviser is responsible for all investment decisions with respect to the Burnham Fund and the Adviser has engaged the services of an investment subadviser with respect to each of the other funds.

         Examples of when the exemptive relief applies include at least the following situations: (1) the Adviser determines to retain a subadviser for all or a portion of any fund's assets; (2) a subadviser is removed for substandard performance; (3) an individual acting as a fund's portfolio manager moves from employment with one subadviser to another firm, which the Adviser then appoints as a subadviser; (4) there is a change of control of a subadviser; (5) the Adviser decides to diversify a fund's management by adding one or more additional subadvisers; (6) there is a change in investment style of a fund; and
(7) the Adviser negotiates a reduction (or the subadviser negotiates an increase) in the subadvisory fee that the Adviser pays to a subadviser. Accordingly, no shareholder action would be required to take any of the foregoing actions. However, the subadviser approval policy will not be used to approve any subadviser that is affiliated with the Adviser as that term is used in the 1940 Act or to materially amend any subadvisory agreement with an affiliated subadviser. Instead, a special shareholder meeting would be called to permit shareholders to approve any subadvisory arrangement with an affiliated subadviser.

REASONS FOR OBTAINING EXEMPTIVE RELIEF

         The Trustees believe that it is in the best interest of each fund and its shareholders to allow the Adviser the flexibility to provide its investment advisory services to the fund through one or more subadvisers which have particular expertise in the type of investments on which the fund focuses. In addition, the Trustees believe that providing the Adviser with maximum flexibility to select, supervise and evaluate subadvisers - without incurring the necessary delay or expense of obtaining further shareholder approval - is in the best interest of each fund's shareholders because it will allow the fund to operate more efficiently. Currently, in order for the Adviser to appoint a subadviser or materially modify a subadvisory agreement, the fund must call and hold a shareholder meeting of the fund, create and distribute proxy materials, and solicit votes from the fund's shareholders. This process is time-intensive, costly and slow. Without the delay inherent in holding shareholder meetings, the Adviser would be able to act more quickly to appoint a subadviser when the Trustees and the Adviser feel that the appointment would benefit your fund.

         Also, the Trustees believe that it is appropriate to vest the selection, supervision and evaluation of the subadvisers in the Adviser (subject to review by the Board of Trustees) in light of the Adviser's expertise in investment management and its ability to select the most appropriate subadviser(s). The Trustees believe that many investors choose to invest in the funds because of the Adviser's investment management experience and expertise. The Adviser believes that, if it becomes appropriate to appoint a subadviser to a fund, it can use this experience and expertise in evaluating and choosing subadvisers who can add the most value to your investment in that fund. The Adviser also has experience in retaining and supervising subadvisers, with Burnham Financial Services Fund, Burnham Financial Industries Fund, Burnham Money Market Fund and Burnham U.S. Government Money Market Fund currently having subadvisers.

         Finally, the Trustees will provide sufficient oversight of the subadviser approval policy to ensure that shareholders' interests are protected whenever the Adviser selects a subadviser or modifies a subadvisory agreement. The Board, including a majority of the Independent Trustees, will continue to evaluate and approve all new subadvisory agreements as well as any modification to existing subadvisory agreements. In their review, the Trustees will analyze all factors that they consider to be relevant to the determination, including the nature, quality and scope of services provided by the subadvisers. The Trustees will compare the investment performance of the assets managed by the subadviser with other accounts with similar investment objectives managed by other advisers and will review the subadviser's compliance with federal securities laws and regulations. Each subadvisory agreement will be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the exemptive order provides relief.

REQUIRED VOTE

         Approval of this proposal requires the approval of a majority of the outstanding voting securities of each fund, which under the 1940 Act, means the affirmative vote of the lesser of (i) 67% or more of the shares of the fund represented at the meeting, if at least 50% of all outstanding shares of the fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the fund entitled to vote at the meeting (a "1940 Act Majority Vote"). If a fund does not approve this proposal, the subadviser approval policy will not be adopted, and decisions regarding a proposed subadviser or a material change to a subadvisory agreement will continue to require shareholder approval.

RECOMMENDATION

         FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF YOUR FUND VOTE "FOR" THE PROPOSAL, ALLOWING THE BOARD OF TRUSTEES AND THE ADVISER TO APPOINT OR TERMINATE SUBADVISERS AND TO APPROVE AMENDMENTS TO SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL.

                                   PROPOSAL 3

           APPROVAL TO AMEND THE AGREEMENT AND DECLARATION OF TRUST TO
                ALLOW THE BOARD OF TRUSTEES, IF PERMITTED BY THE
                   1940 ACT, TO AUTHORIZE FUND MERGERS WITHOUT
                              SHAREHOLDER APPROVAL

                                   (EACH FUND)

         The Board of Trustees has approved, and recommends that shareholders of each fund approve a proposal to amend Article IX, Section 4 of the Trust's Agreement and Declaration of Trust. The amendment would allow the Trustees, in certain circumstances, to authorize a fund's or class's merger or consolidation with, or sale of a fund's or class's assets to, another operating mutual fund without a shareholder vote. Currently, these types of transactions may require a shareholder vote.

         The amendment will give the Trustees flexibility and, subject to applicable requirements of the 1940 Act and the rules thereunder, interpretations thereof and exemptions therefrom, broader authority to act. THE AMENDMENT WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE USING ANY NEW FLEXIBILITY THAT THE PROPOSED AMENDMENT MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS. Shareholders have the right to vote on any Declaration of Trust amendment affecting their right to vote or on any matter submitted to the shareholders by the Trustees.

         Under certain circumstances, it may not be in shareholders' interests to require a shareholder meeting to approve a merger, consolidation, or asset sale transaction between funds. For example, two affiliated funds may have similar investment objectives but be offered through different sales channels. It may be beneficial to combine the funds' assets. However, to approve such a transaction currently, the Trustees of the fund to be acquired would have to schedule a shareholder meeting in order to seek shareholder approval of the merger. The process of obtaining shareholder approval may make it more difficult and time-consuming to complete the merger, and, in general, could increase the costs associated with the merger. In such a case, it may be beneficial to shareholders to merge the funds without incurring the costs and delays of a shareholder meeting, provided the Trustees first determine the merger to be in shareholders' best interests.

         Section 17 of the 1940 Act prohibits or limits certain transactions between affiliated funds. On July 26, 2002, the SEC amended Rule 17a-8 under the 1940 Act to permit mergers of affiliated funds without shareholder approval in certain cases, and to require shareholder approval in other cases. For example, Rule 17a-8 now permits affiliated funds to merge without shareholder approval if the advisory contracts and fundamental policies of the affiliated funds are not materially different. On the other hand, Rule 17a-8 requires shareholder approval of a merger of affiliated funds with materially different advisory contracts (which would include where the surviving fund's management fee is higher than the acquired fund's management fee), materially different fundamental policies, or where the 12b-1 fees, if any, of the surviving fund are higher than the 12b-1 fees, if any, of the acquired fund. The Rule also requires shareholder approval if, post-merger, shareholder-elected disinterested trustees of the acquired fund would not comprise a majority of the disinterested trustees of the surviving fund. In all cases, the trustees of each fund must determine that the merger is in the best interests of the fund and its shareholders and that shareholders' interests will not be diluted.

         The Delaware Statutory Trust Act, the state law under which the Trust is organized, requires shareholder approval of fund mergers, consolidations, or asset sales unless a trust's declaration of trust provides otherwise.

         The proposed amendment to the Declaration of Trust will update the Trust to permit fund mergers, consolidations, and asset sales without a shareholder vote, ONLY IF PERMITTED BY THE 1940 ACT AND THE RULES THEREUNDER, INTERPRETATIONS THEREOF AND EXEMPTIONS THEREFROM. The amendment will provide the Trustees increased flexibility, which may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner.

         As discussed above, any exercise of the Trustees' increased authority pursuant to the amendment remains subject to any applicable requirements of the 1940 Act. If the amendment is approved, the Board of Trustees will continue to be required to determine that any merger, consolidation, or asset sale transaction is in the best interests of a fund and that the interests of shareholders will not be diluted. The Trustees will evaluate any and all information reasonably necessary to make their determinations, and consider and give appropriate weight to all pertinent factors in fulfilling the overall duty of care owed to shareholders.

         Article IX, Section 4 of the Declaration of Trust currently addresses reorganizations as to the Trust's form and place of organization. If approved,
Article IX, Section 4 will be amended as follows (new language is BOLDED AND ITALICIZED):

     Section 4. Reorganization.
                --------------

     (a) Notwithstanding anything else herein, to change the Trust's form or place of organization the Trustees may, without Shareholder approval (unless such approval is required by applicable law), (i) cause the Trust to merge or consolidate with or into one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company under the 1940 Act, or a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, or (iii) cause the Trust to incorporate under the laws of Delaware or any other U.S. jurisdiction. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

     (b) Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 4 may effect any amendment to the Declaration or effect the adoption of a new trust instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

     (c) The Trustees may create one or more business trusts to which all or any part of the assets, liabilities, profits or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares in the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any series or classes thereof.

     (D) MERGER, CONSOLIDATION, AND SALE OF ASSETS. SUBJECT TO APPLICABLE
         -----------------------------------------
         FEDERAL AND STATE LAW AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 4(A) ABOVE, THE TRUST OR ANY SERIES OR CLASS THEREOF MAY MERGE OR CONSOLIDATE WITH ANY OTHER CORPORATION, ASSOCIATION, TRUST, OR OTHER ORGANIZATION OR MAY SELL, LEASE, OR EXCHANGE ALL OR A PORTION OF THE TRUST PROPERTY OR TRUST PROPERTY ALLOCATED OR BELONGING TO SUCH SERIES OR CLASS, INCLUDING ITS GOOD WILL, UPON SUCH TERMS AND CONDITIONS AND FOR SUCH CONSIDERATION WHEN AND AS AUTHORIZED BY THE TRUSTEES WITHOUT THE VOTE OR CONSENT OF SHAREHOLDERS. SUCH TRANSACTIONS MAY BE EFFECTED THROUGH MERGERS, SHARE-FOR-SHARE EXCHANGES, TRANSFERS OR SALE OF ASSETS, SHAREHOLDER IN-KIND REDEMPTIONS AND PURCHASES, EXCHANGE OFFERS, OR ANY OTHER METHOD APPROVED BY THE TRUSTEES.

REQUIRED VOTE

Approval of this proposal requires the approval of a majority of the shares of each fund entitled to vote at the meeting voting together as a single class, provided that a quorum is present. If the proposal is not approved, the Agreement and Declaration of Trust will remain unchanged. The amended Agreement and Declaration of Trust will become effective upon shareholder approval.

RECOMMENDATION

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES UNANIMOUSLY RECOMMEND THE SHAREHOLDERS OF YOUR FUND VOTING "FOR" THE PROPOSAL, AMENDING THE AGREEMENT AND DECLARATION OF TRUST.

                                   PROPOSAL 4

   RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                   (EACH FUND)

         The Board of Trustees has selected, and recommends that shareholders of each fund ratify the selection of, PricewaterhouseCoopers LLP ("PWC") as the fund's independent registered public accounting firm for the fund's 2005 fiscal year.

AUDIT FEES

         The aggregate fees billed for professional services rendered by PWC for its audit of each fund's annual financial statements for the fiscal years ended December 31, 2004 and December 31, 2003 contained in the annual reports filed by the funds for such years were approximately $117,001 and $101,647, respectively.

AUDIT-RELATED FEES

         There were no fees billed for assurance and related services by PWC to the funds that are reasonably related to the performance of the audit or review of the fund's financial statements, other than the audit fees described above, for the fiscal years ended December 31, 2004 and December 31, 2003.

TAX FEES

         The aggregate fees billed for professional services rendered by PWC for tax compliance, tax advice and tax planning (other than the audit fees described above) to the funds for the fiscal years ended December 31, 2004 and December 31, 2003 were approximately $6,300 and $9,500, respectively.

ALL OTHER FEES

         There were no fees billed for other services rendered by PWC to the funds, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides services to the funds, other than the fees described above, during the fiscal years ended December 31, 2004 and December 31, 2003.

         The Audit Committee has adopted procedures to pre-approve audit and non-audit services for the funds and the Adviser. These procedures identify certain types of audit and non-audit services that are anticipated to be provided by PWC during a calendar year and, provided the services are within the service categories set forth in the procedures, pre-approve those engagements. The service categories are reviewed annually. The Audit Committee of the Board has considered whether the provision of services, other than audit services, by PWC to the funds, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the funds, is compatible with maintaining PWC's independence in performing audit services.

         Representatives of PWC are not expected to be present at the meeting, but have been given the opportunity to make a statement should they desire to do so, and will be available should any matter arise requiring their presence.

REQUIRED VOTE

         With respect to each fund, approval of this proposal requires the approval of a majority of the shares of that fund entitled to vote at the meeting voting together as a single class, provided that a quorum is present.

RECOMMENDATION

         THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF YOUR FUND VOTE "FOR" THE PROPOSAL, RATIFYING THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE FUND.

                       INFORMATION CONCERNING THE MEETING

                               OUTSTANDING SHARES

         As of April 8, 2005 (record date), the number of shares of beneficial interest of each fund outstanding were as follows:



  -----------------------------------------------------------------------------
         FUND                                                SHARES OUTSTANDING
  -----------------------------------------------------------------------------
  Burnham Fund
           CLASS A                                               4,339,152.814
           CLASS B                                                 124,381.420
           CLASS C                                                     313.534
  -----------------------------------------------------------------------------
  Burnham Financial Services Fund
           CLASS A                                               7,379,741.962
           CLASS B                                               1,694,437.437
  -----------------------------------------------------------------------------
  Burnham Financial Industries Fund
           CLASS A                                               2,178,394.221
           CLASS C                                                 308,143.140
  -----------------------------------------------------------------------------
  Burnham Money Market Fund                                     43,232,180.268
  -----------------------------------------------------------------------------
  Burnham U.S. Government Money Market Fund                    206,187,180.687
  -----------------------------------------------------------------------------


         Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting.

OWNERSHIP OF SHARES OF THE FUNDS


         On April 1, 2005, the Trustees and officers, as a group, owned: 3.96% of the outstanding shares of Burnham Fund; less than 1% of the outstanding shares of Burnham Financial Services Fund; 2.39% of the outstanding shares of Burnham Financial Industries Fund, less than 1% of the outstanding shares of Burnham Money Market Fund and less than 1% of the outstanding shares of Burnham U.S. Government Money Market Fund.


         As of April 1, 2005, the persons listed in the table below are deemed to be control persons or principal owners of a fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a fund's outstanding shares and are presumed to control a fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of a fund's outstanding shares.


                                                          NAME OF CONTROL PERSON OR
                                                          PRINCIPAL HOLDER AND
                                                          PERCENTAGE
NAME OF FUND                                              OWNERSHIP
-----------------------------------------------------------------------------------

Burnham Fund - Class A Shares                             None


Burnham Fund - Class B Shares                             Citigroup Global Markets, Inc.
                                                          333 W. 34th Street #3
                                                          New York, NY 10001-2402
                                                          6.19%

Burnham Fund - Class C Shares                             Bear Stearns Securities Corp.
                                                          1 Metrotech Center North
                                                          Brooklyn, NY 11201-3859
                                                          52.77%

                                                          Burnham Asset Management Corp.
                                                          Attn: Mara Stempler CFO
                                                          1325 Avenue of the Americas 26th Floor
                                                          New York, NY 10019
                                                          32.76%

                                                          Christopher M. Bloomer
                                                          Allen, TX 75002
                                                          14.47%

Burnham Financial Services Fund - Class A                 Charles Schwab & Co., Inc. -
                                                          Special Custody Account
                                                          101 Montgomery Street
                                                          San Francisco, CA 94104
                                                          39.58%

Burnham Financial Services Fund - Class B                 None

Burnham Financial Industries Fund - Class A               Charles Schwab & Co., Inc.
                                                          Special Custody Account
                                                          101 Montgomery Street
                                                          San Francisco, CA 94104
                                                          20.49%

Burnham Financial Industries Fund - Class C               NFSC
                                                          NFS/FMTC ROTH IRA
                                                          FBO Samuel Martin
                                                          Wilmette, IL 60091
                                                          8.08%

Burnham Money Market Fund                                 Burnham Securities Inc. -
                                                          Special Custody "reinvest"
                                                          Sweep account for exclusive benefit of
                                                          Burnham Securities Inc. customers
                                                          1325 Avenue of the Americas, 26th Floor
                                                          New York, NY  10019
                                                          97.90%

Burnham U.S. Government Money Market Fund                 Burnham Securities Inc.
                                                          Special Custody "reinvest"
                                                          Sweep account for exclusive benefit of
                                                          Burnham Securities Inc. customers
                                                          1325 Avenue of the Americas, 26th Floor
                                                          New York, NY  10019
                                                          99.48%


SHAREHOLDER PROPOSALS

         The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the secretary of the Trust, 1325 Avenue of the Americas, 26th Floor, New York, New York 10019. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

PROXIES, QUORUM AND VOTING AT THE MEETING

         Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy, by the funds' receipt of a subsequent valid internet or telephonic vote or by submitting a written notice of revocation to the secretary of the Trust. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy by written instrument and vote in person. All properly given and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment thereof.

         Except with respect to proposal No. 2, which requires a 1940 Act Majority Vote, one-third of the outstanding shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting. In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more proposals have not been received or if other matters arise requiring shareholder approval, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares of the fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such an adjournment all shares that they are entitled to vote with respect to each proposal, unless director to vote AGAINST the proposal, in which case they will vote such shares against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

         Shares of each fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether a quorum is present at a meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular proposal, but will not be counted as a vote in favor of such proposal. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular proposal, those shares will not be considered as present and entitled to vote with respect to such proposal.

OTHER BUSINESS

         While the meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached notice of special meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

METHOD OF SOLICITATION AND EXPENSES


         The cost of preparing, assembling and mailing this proxy statement and the attached notice of special meeting of shareholders and the accompanying proxy card will be borne by the funds except to the extent the costs would cause a fund to exceed its existing voluntary expense cap. Costs exceeding a fund's voluntary expense cap will be borne by the Adviser. In addition to soliciting proxies by mail, the Adviser may, at the fund's expense, have one or more of the Trust's officers, representatives or compensated third-party agents, including Alamo Direct Mail Services, Inc., aid in the solicitation of proxies by personal interview, telephone, telegraph, facsimile or electronic means and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.


         The funds may also arrange to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The funds are unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number the funds' transfer agent has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and Internet voting, shareholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.

         Persons holding shares as nominees will be reimbursed by the funds, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts. The costs are allocated among the funds based upon the number of shareholder accounts in each fund.

(April 19, 2005)

                                                                      APPENDIX A
                                                                      ----------
                BURNHAM INVESTORS TRUST - AUDIT COMMITTEE CHARTER

I.   PURPOSE

The purpose of the Audit Committee (the "Committee") is to assist with oversight by the Board of Trustees (the "Board") of Burnham Investors Trust (the "Trust") of:

       the integrity of the Trust's financial statements;

       the Trust's compliance with legal and regulatory requirements;

       the independent auditor's qualifications and independence;

       the Trust's accounting policies, financial reporting and internal control system; and

       the performance of the Trust's independent auditors.

In performing its duties, the Committee shall seek to maintain effective working relationships with the Board, management and the Trust's independent auditors.

II.  STRUCTURE AND MEMBERSHIP

The Committee shall normally be comprised of three or more members of the Board as determined by the Board, each of whom shall not be an "Interested Person," as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Trust, any adviser or subadviser to a series of the Trust (a "Fund"), or the Trust's principal underwriter. Each member of the Committee should also be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

The members of the Committee, who shall be appointed to the Board upon the recommendation of the Trust's Nominating Committee, shall serve until their successors are duly appointed and qualified. The Board may remove members of the Committee from the Committee, with or without cause. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

         The compensation of Committee members, if any, shall be as determined by the Board. No member of the Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund, any adviser or subadviser to a Fund, or the Fund's principal underwriter, other than fees paid by the Fund to the member in his or her capacity as a member of the Board or a committee of the Board.

III. AUTHORITY AND RESPONSIBILITIES

GENERAL
-------

The function of the Committee is one of oversight. Management is responsible for the preparation, presentation, and integrity of the Trust's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Trust. The Committee engages the independent auditors who are responsible for auditing the Trust's annual financial statements and, if so engaged, for reviewing the Trust's unaudited interim financial statements.

The Committee shall discharge its responsibilities, and shall assess the information provided by management and the independent auditors, in accordance with its business judgment. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Committee to plan or conduct any audit, to determine or certify that the Trust's financial statements are complete, accurate, fairly presented, or are in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditors' report on the Trust's financial statements.

OVERSIGHT OF INDEPENDENT AUDITORS
---------------------------------

SELECTION. The Committee shall be directly responsible for appointing, evaluating, approving and recommending to the Board for ratification, the appointment, retention or termination of the independent auditors. As part of its selection and approval process, the Committee shall evaluate the independent auditors' performance, costs, organizational capability and independence from management. At least annually, the Committee will request from the independent auditors a formal written statement delineating relationships between the independent auditors and the Funds' investment advisers and its affiliates consistent with current independence standards, will engage in dialogue with the auditors regarding any such relationships, will recommend that the Board take appropriate action in response to the auditors' report to satisfy itself of the auditors' independence, and will otherwise evaluate the auditors' independence. The Committee shall review the resolution of any disagreements between the auditors and management regarding the Trust's financial reporting. The Committee shall also request assurances from the independent auditors that the auditors are conforming with all provisions of applicable rules and regulations of the Securities and Exchange Commission with respect to their engagement by the Trust.

COMPENSATION. The Committee shall be directly responsible for setting the compensation of the independent auditors for audit and non-audit services. The Committee is empowered, without further action by the Board, to cause the Trust to pay the compensation of the independent auditors established by the Committee.

PRE-APPROVAL OF SERVICES. The Committee shall pre-approve all audit, review, attest or non-audit services (other than DE MINIMIS non-audit services as defined by the Sarbanes-Oxley Act of 2002) to be provided to the Trust by the independent auditors. The Committee shall also pre-approve all non-audit services (other than de MINIMIS non-audit services as defined by the Sarbanes-Oxley Act of 2002) to be provided by the Trust's independent auditors to the investment adviser or subadviser to any Fund and any entity controlling, controlled by, or under common control with any investment adviser or subadviser that provides ongoing services to the Funds, if the engagement relates directly to the Funds' operations and financial reporting. The Committee is authorized to delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Committee who shall report to the Committee regarding approved services at the Committee's next regularly scheduled meeting.

OVERSIGHT. The Committee shall instruct the independent auditors that they shall report directly to the Committee, and the Committee shall be directly responsible for oversight of the work of the independent auditor, including resolution of disagreements between Trust management and the independent auditor regarding financial reporting. In connection with its oversight role, the Committee shall, from time to time as appropriate:

     Receive and consider the required communications to be made by the independent auditors regarding:

     o   critical accounting policies and practices;

     o alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Trust management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

     o other material written communications between the independent auditors and Trust management.

     Review with the independent auditors:

     o any audit problems or difficulties the independent auditors encountered in the course of the audit work and management's response, including any restrictions on the scope of the independent auditors' activities or on access to requested information and any significant disagreements with management;

     o major issues as to the adequacy of the Trust's internal controls and any special audit steps adopted in light of material control deficiencies;

     o analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements, the independent auditors' reasoning in accepting or questioning significant estimates by management;

     o   any significant changes to the audit plan;

     o the independent auditors' opinion with respect to the audited financial statements and the independent auditors' report on internal controls and controls over the daily net asset valuation process (including valuation of securities and fair valuation processes);

     o the Trust's audited financial statements, including any significant audit findings;

     o the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Trust; and

     o significant tax accounting policies adopted by a Fund and their effect on amounts distributed and reported to Fund shareholders for tax purposes and the Funds' compliance with Subchapter M of the Internal Revenue Code of 1986.

INDEPENDENT AUDITOR REVIEW OF INTERIM FINANCIAL STATEMENTS. To the extent the independent auditor is so engaged, the Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial statements prior to disclosure by the Trust of such statements and to discuss promptly with the Committee and the Trust's Chief Financial Officer any matters identified in connection with the auditor's review of interim financial statements which are required to be discussed by applicable auditing standards. The Committee shall direct management to advise the Committee in the event that the Trust proposes to distribute interim financial statements prior to completion of the independent auditors' review of interim financial statements.

OVERSIGHT OVER INTERNAL CONTROLS. The Committee shall coordinate the Board's oversight of the Trust's internal controls over financial reporting, the Trust's disclosure controls and procedures and the Trust's Sarbanes-Oxley code of business conduct and ethics. The Committee shall receive and review the reports of the CEO and CFO required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder).

TAX POLICIES. The Committee shall inquire of management and the independent auditors as to significant tax accounting policies adopted by a Fund and their effect on amounts distributed and reported to shareholders for Federal tax purposes.

PROCEDURES FOR COMPLAINTS. The Committee shall implement the procedures attached hereto as EXHIBIT A, as may be changed from time to time, for the receipt, retention and treatment of complaints that a Fund receives regarding Fund accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Trust officers or employees of the Trust's service providers of concerns regarding questionable accounting or auditing matters related to the Funds.

REVIEW OF COMMITTEE CHARTER. The Committee shall review and reassess the adequacy of this Charter from time to time and propose any changes to the Board.

ADDITIONAL POWERS. The Committee shall have such other duties as may be delegated from time to time by the Board.

IV.PROCEDURES AND ADMINISTRATION

     1. MEETINGS. The Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee may also act by written consent in lieu of a meeting signed by a majority of its members with notification of such action promptly given to members whose written consent was not obtained. Generally, each regularly scheduled meeting should include an executive session of the Committee absent members of management and on such terms and conditions as the Committee may elect. As part of its job to foster open communication, the Committee may from time to time meet with senior members of management in separate executive sessions to discuss any matters that the Committee or senior members of management believe should be discussed privately. In addition, the Committee should meet at least twice annually with the independent auditors and management to discuss the annual audited financial statements. The Committee may meet at such other times with management to discuss the interim financial statements and the Trust's semi-annual N-SAR and N-CSR. The Committee shall keep such records of its meetings as it shall deem appropriate.

     2. SUBCOMMITTEES. The Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit, review, attest or non-audit services shall be reported to the full Committee at its next scheduled meeting.

     3. RESOURCES. The Committee shall have the resources and authority appropriate to carry out its responsibilities. The Committee is authorized, without further action by the Board, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Trust. The Committee is empowered, without further action by the Board, to cause the Trust to pay the compensation of such advisors as established by the Committee. The Committee is empowered, without further action by the Board, to cause the Trust to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

     4. INVESTIGATIONS. The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Trust to meet with the Committee or any advisors engaged by the Committee.

V. LIMITATION OF DUTIES AND RESPONSIBILITIES

While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the Trust's audit or for determining whether the Trust's financial statements are complete and accurate. The Committee is also not responsible for determining whether the Trust's financial statements have been prepared in accordance with generally accepted accounting principles. The Committee may rely on the expertise and knowledge of management, the independent auditors, counsel, advisors and experts in carrying out its oversight responsibilities. Management is responsible for determining that the Trust's financial statements are complete and accurate in accordance with generally accepted accounting principles and fairly represent the Trust's financial condition. Subject to the Committee's general oversight, management is responsible for the effectiveness of disclosure controls and procedures and internal controls and procedures for financial reporting. The independent auditors are responsible for auditing the Trust's financial statements. It is not the Committee's duty to assure the adequacy or effectiveness of the Trust's internal controls or disclosure procedures or to assure compliance with investment restrictions and other rules and regulations or the Trust's internal policies, procedures, and controls.

The Board shall from time to time determine whether any member of the Committee is an "Audit Committee Financial Expert" in accordance with rules implementing
Section 407 of the Sarbanes-Oxley Act. Any Committee member who has been designated as an "Audit Committee Financial Expert" shall not, as a result of such designation, have any responsibilities, duties, obligations or liabilities supplemental to those such member already has undertaken as a member of the Committee. Likewise, the presence of a designated Audit Committee Financial Expert on the Committee does not otherwise affect the responsibilities, duties, obligations or liabilities of any other member of the Committee. Furthermore, the designation of any member as an Audit Committee Financial Expert shall not make such person an expert for any purpose, including without limitation under
Section 11 of the Securities Act or under applicable fiduciary laws. The designation by the Board of any person as an Audit Committee Financial Expert is solely disclosure-based and made for purposes of complying with Section 407 of the Sarbanes-Oxley Act.

Amended and Restated:  November 13, 2003

                      EXHIBIT A TO AUDIT COMMITTEE CHARTER

        POLICY FOR RAISING AND INVESTIGATING COMPLAINTS OR CONCERNS ABOUT
                         ACCOUNTING OR AUDITING MATTERS

As contemplated by Section III of the Audit Committee Charter, the Committee has established the following procedures for the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal accounting controls or auditing matters; and the confidential, anonymous submission by the Trust's officers or employees of the Trust's service providers of concerns regarding questionable accounting or auditing matters.

POLICY OBJECTIVES

The objective of this policy is to provide a mechanism by which complaints and concerns regarding accounting, internal accounting controls or auditing matters may be raised and addressed without the fear or threat of retaliation.

The Trust desires and expects that its employees, trustees, officers, advisers, subadvisers, service providers, shareholders and creditors, and others doing business with it, will report any complaints or concerns they may have regarding accounting, internal accounting controls or auditing matters.

PROCEDURES FOR RAISING COMPLAINTS AND CONCERNS

Persons with complaints regarding accounting, internal accounting controls or auditing matters or concerns regarding questionable accounting or auditing matters may submit such complaints or concerns to the attention of the Trust's Chief Executive Officer, Chief Financial Officer or Chief Legal Officer using any of the following procedures:
         By sending a letter or other writing to the Trust's principal executive offices;
         By telephone, using a toll-free telephone number; or By e-mail.

Complaints and concerns may be made anonymously to any of the above individuals. In addition any complaints or concerns may also be communicated anonymously, directly to any member of the Audit Committee.

PROCEDURES FOR INVESTIGATING AND RESOLVING COMPLAINTS AND CONCERNS

All complaints and concerns received will be forwarded to the Audit Committee of the Board of Trustees, unless they are determined to be without merit by both the CEO and the CFO of the Trust. In any event, a record of all complaints and concerns received will be provided to the Audit Committee each fiscal quarter.

The Audit Committee will evaluate any complaints or concerns received (including those reported to the committee on a quarterly basis and which the CEO and CFO have previously determined to be without merit). If the Audit Committee requires additional information to evaluate any complaint or concern, it may conduct an investigation, including interviews of persons believed to have relevant information. The Audit Committee may, in its discretion, assume responsibility for directing or conducting any investigation or may delegate such responsibility to another person or entity.

After its evaluation of the complaint or concern, the Audit Committee will authorize such follow-up actions, if any, as deemed necessary and appropriate to address the substance of the complaint or concern. The Trust reserves the right to take whatever action it believes appropriate, up to an including discharge of any employee deemed to have engaged in improper conduct.

Regardless of whether a complaint or concern is submitted anonymously, the Trust will strive to keep all complaints and concerns and the identity of those who submit them and participate in any investigation as confidential as possible, limiting disclosure to those with a business need to know.

The Trust will not penalize or retaliate against any person or entity for reporting a complaint or concern, unless it is determined that the complaint or concern was made with knowledge that it was false. The Trust will not tolerate retaliation against any person or entity for submitting, or for cooperating in the investigation of, a complaint or concern). Moreover, any such retaliation is unlawful and may result in criminal action. Any retaliation will warrant disciplinary action against the offending party, up to and including termination of employment.

The Trust shall retain records of all complaints and concerns received, and the disposition thereof, for five years.

                                                                      APPENDIX B
                                                                      ----------

                             BURNHAM INVESTORS TRUST

                          NOMINATING COMMITTEE CHARTER
                          ----------------------------

         FUNCTION. The functions of the Nominating Committee of the Board of Trustees of Burnham Investors Trust (the "Trust") are to:

     o   Identify individuals qualified to become Board members;
     o Recommend to the Board the nominee(s) for election or appointment as Independent Trustees (as defined below) at the Trust's meetings of shareholders, special or annual, if any, and to fill a vacancy of an Independent Trustee on the Board;
     o Review the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee and to make a recommendation as to the qualifications of such person to the Independent Trustees and the Board;
     o Make recommendations to the Board regarding the size and composition of the Board and whether the composition of the Board is as prescribed by the Securities and Exchange Commission;
     o   Recommend a retirement policy, if any, for Independent Trustees;
     o Make recommendations to the Board regarding continuing education for Board members; and
     o Make recommendations to the Independent Trustees and the Board regarding an appropriate level of compensation to be paid by the Trust to the Independent Trustees for their services as Trustees, members of committees of the Trust, chair positions and such other positions as the Nominating Committee considers appropriate.

         The Nominating Committee performs these functions to assist the Board and the Independent Trustees in carrying out their fiduciary responsibilities and the requirements of the Investment Company Act of 1940 and the rules thereunder with respect to the selection and nomination of members of the Board. Nomination of any person to serve on the Board as an Independent Trustee shall initially be acted upon by the Independent Trustees and then the entire Board. Nomination of any persons to serve on the Board other than as an Independent Trustees shall be made by the Board.

         The Committee shall have the authority to retain and terminate any search firm to be used to identify Independent Trustee candidates, including authority to approve the search firm's fees and other retention terms. The Committee is empowered to cause the Trust to pay the compensation of any search firm engaged by the Committee.

         The Committee will make nominations for the appointment or election of Independent Trustees in accordance with the "Statement of Policy on Criteria for Selecting Independent Trustees" attached hereto as ANNEX A.

         CANDIDATES RECOMMENDED BY SHAREHOLDERS.
         --------------------------------------

         The Committee will consider Independent Trustee candidates recommended by Trust shareholders. Any recommendation should be submitted in writing to the Secretary of the Trust, c/o Burnham Asset Management Corporation, 1325 Avenue of the Americas, New York, New York 10019. Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as an Independent Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Trust that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a trustee (if elected)). In a case where the Trust is holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Trust's proxy statement, should be submitted within a reasonable time before the Trust begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such other information as may be specified in the Trust's By-laws.

         GOVERNANCE.
         ----------

         The Committee shall normally be comprised of three or more members of the Board as determined by the Board, each of whom shall not be an "Interested Person," as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Trust, any adviser or subadviser to a Fund, or the Trust's principal underwriter (an "Independent Trustee").

         The members of the Committee, who shall be appointed by the Board, shall serve until their successors are duly appointed and qualified. The Board may remove members of the Committee from such committee, with or without cause. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

         The compensation of Committee members, if any, shall be as determined by the Board.

         The Committee shall meet with such frequency as the members of the Committee shall from time to time determine to be appropriate. Meetings of the Committee shall be open to all members of the Board; however, no member of the Board other than a member of the Committee shall have the right to vote on any matter brought before the Committee. All actions by the Committee shall be taken by a majority of the members of the Committee, regardless of the number of members of the Committee actually present at such meeting. Any action permitted to be taken by the Committee may be taken by written action signed by at least a majority of the members of the Committee.

         The Committee is authorized to confer as it deems necessary and to seek, as a Trust expense, the help of outside advisors and officers or other employees of the Trust.

         APPROVAL OF CHARTER. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter, including Annex A, and recommend any proposed changes to the Board for approval. This Charter and any amendments are subject to approval by the Board.

                                         ANNEX A TO NOMINATING COMMITTEE CHARTER

       STATEMENT OF POLICY ON CRITERIA FOR SELECTING INDEPENDENT TRUSTEES
       ------------------------------------------------------------------

The Committee expects that all candidates will have the following characteristics:

     1. The candidate may not be an "Interested Person" (within the meaning of the Investment Company Act of 1940) of the Trust, any adviser or subadviser to a Fund, or the Trust's principal underwriter.

     2. The candidate should have a reputation for integrity, honesty and adherence to high ethical standards.

     3. The candidate should have a commitment to understand the Trust and the responsibilities of an Independent Trustee of an investment company and to regularly attend and participate in meetings of the Board and the committees of which the candidate would be a member.

     4. The candidate should not have a conflict of interest that would impair the candidate's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee.

     5. The candidate should have the ability to serve a sufficient number of years before reaching the Trust's mandatory retirement age for Independent Trustees.

         Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

         For each candidate, the Committee will evaluate specific experience in light of the makeup of the then current Board.

         The Committee may determine that a candidate who does not have the type or previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Committee finds that the candidate has additional qualifications such that his/her qualifications, taken as a whole, demonstrate the same level of fitness to serves as an Independent Trustee.

         At least one Independent Trustee should be an "audit committee financial expert," as such term is defined by the SEC.

         APPLICATION OF CRITERIA TO EXISTING INDEPENDENT TRUSTEES.
         --------------------------------------------------------

         The re-nomination of existing Independent Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Committee shall consider the existing Independent Trustees' performance on the Board and any committee thereof.

           PROXY CARD        BURNHAM INVESTORS TRUST         PROXY CARD

                                  BURNHAM FUND
                         BURNHAM FINANCIAL SERVICES FUND
                            BURNHAM MONEY MARKET FUND
                    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND


    PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF BURNHAM INVESTORS TRUST

                            TO BE HELD JUNE 22, 2005

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint Jon M. Burnham, Michael
E. Barna, Frank A. Passantino and Thomas Calabria, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on June 22, 2005, at 2:00 p.m. (Eastern time) at the offices of Burnham Asset Management Corp., 1325 Avenue of the Americas, 26th Floor, New York, New York 10019, and any adjourned session or sessions thereof, and thereto vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH NOMINEE FOR TRUSTEE AND "FOR" PROPOSALS 2, 3 AND 4 AS DESCRIBED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. ALL "ABSTAIN" VOTES WILL BE COUNTED IN DETERMINING THE EXISTENCE OF A QUORUM AT THE SPECIAL MEETING AND AS VOTES "AGAINST" A PROPOSAL OR A NOMINEE FOR TRUSTEE.

                          VOTE VIA THE INTERNET:  HTTPS:// VOTE.PROXY-DIRECT.COM

                          VOTE VIA THE TELEPHONE:  1-866-241-6192

CONTROL NUMBER:

                          Date                     , 2005
                              ---------------------

                          NOTE: In signing,
                          please write name(s)
                          exactly as appearing
                          hereon. When signing as
                          attorney, executor,
                          administrator or other
                          fiduciary, please give
                          your full title as such.
                          Joint owners should each
                          sign personally.


                          -----------------------------------
                          Signature(s)

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOUR VOTE IN FAVOR OF THE FOLLOWING:

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.



------- --------------------------------------------------------  ----------------  -------------------  --------------------
1.      To elect the nominees for Trustee of your fund to            FOR ALL             WITHHOLD ALL       FOR ALL EXCEPT
        serve on the Board of Trustees until their successors          [ ]                   [ ]
        have been duly elected and qualified. The nominees for                                              ---------------
        Trustees are:


        (1) L. Brandt       (5) D. Romans
        (2) J. Heinzerling  (6) R. Shapiro
        (3) D. Landsittel   (7) J. Burnham
        (4) J. McDonald     (8) G. Stark

------- --------------------------------------------------------  ----------------  -------------------  --------------------
2.      To approve a policy allowing the Board of Trustees of           FOR              AGAINST               ABSTAIN
        your fund and Burnham Asset Management Corp. to                 [ ]                [ ]                     [ ]
        appoint or terminate subadvisers and to approve
        amendments to subadvisory agreements without
        shareholder approval, as described in the enclosed
        proxy statement.
------- --------------------------------------------------------  ----------------  -------------------  --------------------
3.      To amend the Agreement and Declaration of Trust to              FOR              AGAINST               ABSTAIN
        allow the Board of Trustees, if permitted by                    [ ]                [ ]                     [ ]
        applicable federal law, to authorize fund mergers
        without shareholder approval, as described in the
        enclosed proxy statement.
------- --------------------------------------------------------  ----------------  -------------------  --------------------
4.      To ratify the selection of PricewaterhouseCoopers LLP           FOR              AGAINST               ABSTAIN
        as your fund's independent registered public                    [ ]                [ ]                     [ ]
        accounting firm for the fund's current fiscal year.
------- --------------------------------------------------------  ----------------  -------------------  --------------------


                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD.

           PROXY CARD        BURNHAM INVESTORS TRUST         PROXY CARD

                        BURNHAM FINANCIAL INDUSTRIES FUND


    PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF BURNHAM INVESTORS TRUST

                            TO BE HELD JUNE 22, 2005

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint Jon M. Burnham, Michael
E. Barna, Frank A. Passantino and Thomas Calabria, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on June 22, 2005, at 2:00 p.m. (Eastern time) at the offices of Burnham Asset Management Corp., 1325 Avenue of the Americas, 26th Floor, New York, New York 10019, and any adjourned session or sessions thereof, and thereto vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH NOMINEE FOR TRUSTEE AND "FOR" PROPOSALS 2, 3 AND 4 AS DESCRIBED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. ALL "ABSTAIN" VOTES WILL BE COUNTED IN DETERMINING THE EXISTENCE OF A QUORUM AT THE SPECIAL MEETING AND AS VOTES "AGAINST" A PROPOSAL OR A NOMINEE FOR TRUSTEE.

                          VOTE VIA THE INTERNET:  HTTPS:// VOTE.PROXY-DIRECT.COM

                          VOTE VIA THE TELEPHONE:  1-866-241-6192

CONTROL NUMBER:

                          Date                      , 2005
                              ---------------------

                          NOTE: In signing,
                          please write name(s)
                          exactly as appearing
                          hereon. When signing as
                          attorney, executor,
                          administrator or other
                          fiduciary, please give
                          your full title as such.
                          Joint owners should each
                          sign personally.


                          --------------------------------
                          Signature(s)

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOUR VOTE IN FAVOR OF THE FOLLOWING:

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.


------- --------------------------------------------------------  --------------  ---------------------  --------------------
1.      To elect the nominees for Trustee of your fund to             FOR ALL          WITHHOLD ALL          FOR ALL EXCEPT
        serve on the Board of Trustees until their successors           [ ]                [ ]
        have been duly elected and qualified. The nominees for                                               ---------------
        Trustees are:


        (1) L. Brandt        (5) D. Romans
        (2) J. Heinzerling   (6) R. Shapiro
        (3) D. Landsittel    (7) J. Burnham
        (4) J. McDonald      (8) G. Stark

------- --------------------------------------------------------  --------------  ---------------------  --------------------
3.      To amend the Agreement and Declaration of Trust to             FOR              AGAINST                ABSTAIN
        allow the Board of Trustees, if permitted by                   [ ]                [ ]                     [ ]
        applicable federal law, to authorize fund mergers
        without shareholder approval, as described in the
        enclosed proxy statement.
------- --------------------------------------------------------  --------------  ---------------------  --------------------
4.      To ratify the selection of PricewaterhouseCoopers LLP          FOR              AGAINST                ABSTAIN
        as your fund's independent registered public                   [ ]                [ ]                     [ ]
        accounting firm for the fund's current fiscal year.
------- --------------------------------------------------------  --------------  ---------------------  --------------------


                 PLEASE SIGN, DATE AND RETURN THIS PROXY CARD.